UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 11, 2012

CompuCredit Holdings Corporation

(Exact name of registrant as specified in its charter)

Georgia                                                000-53717                                              58-2336689
(State or other jurisdiction of incorporation)(Commission File Number)(I.R.S. Employer Identification No.)

Five Concourse Parkway, Suite 400, Atlanta, Georgia 30328
(Address of principal executive offices)

Registrant’s telephone number, including area code:770-828-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on May 11, 2012.  Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, and there was no solicitation in opposition to the Board’s solicitation.  The only matter acted upon at the meeting was a proposal to elect five directors for terms expiring at the 2013 Annual Meeting of Shareholders.  The proposal was approved by the shareholders pursuant to the voting results set forth below.

Nominee	For	Withheld	Broker Non-Votes
David G. Hanna	16,951,799	312,931	--
Richard R. House, Jr.	16,941,698	323,032	--
Deal W. Hudson	16,848,240	416,490	--
Mack F. Mattingly	16,949,057	315,673	--
Thomas G. Rosencrants	16,821,135	443,595	--

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUCREDIT HOLDINGS CORPORATION

Date: May 14, 2012	By:	/s/J.Paul Whitehead, III
	Name:	J.Paul Whitehead, III
	Title:	Chief Financial Officer